Exhibit 99.1

CIM Real Estate Finance Trust (CMFT) Acquires CIM Group, LLC’s Business to Operate as a Diversified Owner,

Operator, Lender, Developer and Real Assets Management Platform

LOS ANGELES — JUNE 29, 2026 — CIM Real Estate Finance Trust, Inc. (“CMFT”) today announced that it has acquired CIM Group, LLC’s real assets management business and portfolio of investments to form a combined company. In exchange for its contributed businesses, CIM Group, LLC received 67.5% voting and economic ownership of the combined company, with the remaining 32.5% owned by existing CMFT shareholders. CMFT has changed its legal name to CIM Group, Inc. (“CIM” or the “Combined Company”).

The Combined Company will operate as a diversified owner, operator, lender, developer and real assets management platform, managing over $30 billion of assets, and pursuing opportunities across five proven platforms — Real Estate, Credit, Infrastructure, Opportunity Zones, and Strategic Opportunities, with a focus on generating attractive risk-adjusted returns. Richard Ressler will continue to serve as Chief Executive Officer and Chairman of the Combined Company. The Combined Company will not be treated as a REIT for U.S. tax purposes.

“For over 30 years at CIM Group, LLC, we have focused on building a diversified real assets platform capable of creating value across market cycles,” said Richard Ressler, Chief Executive Officer of CIM. “This transaction represents the next evolution of that strategy. With CMFT and CIM Group, LLC’s platforms together, we are creating a real assets manager with greater scale, stronger alignment, enhanced resources, and a commitment to long-term value creation, while preserving continuity across our leadership team, investment professionals, and operations. We are excited about the opportunity to deploy additional capital into CIM Group, Inc.’s proven strategies alongside our high-quality clients and partners to generate attractive risk-adjusted returns, as well as capture the enhanced organic and inorganic growth opportunities ahead of us.”

Following an extensive evaluation by a Special Committee of CMFT’s Board of Directors, composed exclusively of independent directors, the transaction was unanimously approved by both the Special Committee and the full Board. The transaction provides for: funding for quarterly dividends over the next three years; a majority-independent Board with existing CMFT Independent Directors expected to continue in their role; and continued regulatory reporting obligations, including annual, quarterly and periodic filings, providing ongoing transparency. The Combined Company has committed to commence a process within 24 months to pursue a future listing of the Combined Company’s common stock on a national stock exchange and to seek to complete such listing or an alternative liquidity event within five years.

Advisors

Goldman Sachs & Co. LLC served as financial advisor and Venable LLP served as legal advisor to the Special Committee of CMFT’s Board of Directors. Taft Stettinius & Hollister LLP served as legal advisor to CMFT. Sullivan & Cromwell LLP served as legal advisor to CIM Group, LLC.

About CIM Group, LLC

Prior to the acquisition of its business by CMFT, which became CIM Group, Inc., CIM Group, LLC was the owner of a community-focused real estate and infrastructure owner, operator, lender and developer. Beginning in 1994, CIM Group, LLC created value in projects and positively impacted the lives of people in communities across the globe by delivering more than $60 billion of essential real estate and infrastructure projects. Its diverse team of experts continues to deliver on this mission, applying broad knowledge and a disciplined approach through hands-on management of real assets from due diligence to operations through disposition, as part of CIM Group, Inc.

About CIM Real Estate Finance Trust (CMFT)

Prior to the acquisition of CIM Group, LLC, CMFT was an externally-managed, publicly registered non-listed REIT with a diversified portfolio of senior secured mortgage loans, creditworthy long-term net-leased property investments and other senior loan and liquid credit investments. Affiliates of CIM Group, LLC managed CMFT’s investments.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to: (i) the anticipated benefits of the proposed transaction to CMFT and CMFT’s shareholders, (ii) the anticipated impact of the proposed transaction on the combined company’s business, future financial and operating results, liquidity profile and access to capital, (iii) other aspects of both companies’ operations and operating results, and (iv) our goals, plans and projections with respect to our operations, financial position and business strategy. We caution that forward-looking statements are not guarantees. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that could cause or contribute to such material differences include: (i) the failure of the transaction to deliver the estimated value and benefits expected by CMFT, including the failure of the combined company to generate sufficient cash to finance contemplated dividend amounts to shareholders and to successfully pursue a listing of CMFT’s common stock on a national stock exchange, (ii) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (iii) the effect of the announcement of the transaction on the ability of the combined company to retain and hire necessary personnel and maintain relationships with clients and other material business counterparties, (iv) the failure of CMFT to successfully transform into a diversified asset manager and to implement its plans, forecasts and other expectations with respect to CIM Group, LLC’s real assets management business and investment portfolio over time, (v) the failure of the combined company to declare and pay expected dividend amounts over the next three years and (vi) other risks and uncertainties inherent in a transaction of this size and nature. The payment of dividends in the future, if any, will be at the discretion of CMFT’s board of directors and will depend upon such factors as earnings levels, capital requirements, contractual restrictions, our overall financial condition, available distributable reserves and any other factors deemed relevant by CMFT’s board of directors.

In addition to the statements referred to above, you can identify these forward-looking statements by the use of words such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “plans” or similar expressions. Such forward-looking statements are subject to various risks and uncertainties, including those described above and those under the section entitled “Risk Factors” in CMFT’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this communication and in CMFT’s other filings with the SEC. CMFT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contacts

Kelly Kimberly/Stephen Pettibone/Akash Lodh

FGS Global

+1 212-687-8080

CIMGroup@fgsglobal.com